SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
240.14a-12

                            THE HAIN FOOD GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

                            THE HAIN FOOD GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
or
         14a-6(j)(2).

|_|      $500 per each party to the controversy pursuant to
Exchange Act
         Rule 14a-6(i)(3).

|_|      Fee computed on table below per Exchange Act Rules
14a-6(i)(4)
         and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit or other underlying value of transaction computed pursuant to
         Exchange Act Rule 0-11:

   4)    Proposed maximum aggregate value of transaction:

|_|      Check box if any part of the fee is offset as provided by
Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:

   2)    Form, Schedule or Registration Statement No.:

   3)    Filing Party:

   4)    Date Filed:

                            THE HAIN FOOD GROUP, INC.
                         50 Charles Lindbergh Boulevard
                            Uniondale, New York 11553






                                                           November
4, 1996






Dear Fellow Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of The Hain Food Group, Inc., scheduled to be held on Tuesday, December 3, 1996 at the conference center, located in the lower lobby, at 50 Charles Lindbergh
Boulevard, Uniondale, New York 11553, commencing at 11:00 A.M.,
Eastern Standard
Time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

          At the meeting, stockholders will be asked to: (i) elect a Board of nine Directors to serve for a term of one year; (ii) approve the 1996 Directors
Stock Option Plan; (iii) ratify the appointment of Ernst & Young LLP as independent auditors for fiscal 1997; and (iv) transact such other business as may properly come before the meeting.

          It is important that your shares are represented at the meeting whether or not you plan to attend. Accordingly, we request your cooperation by promptly signing, dating and mailing the enclosed Proxy in the envelope provided for your convenience.


                                               Sincerely,



                                               Irwin D. Simon
                                               President and Chief
Executive
                                               Officer

                            THE HAIN FOOD GROUP, INC.
                         50 Charles Lindbergh Boulevard
                            Uniondale, New York 11553

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT
                           --------------------------


To the Stockholders of
         THE HAIN FOOD GROUP, INC.:


          The Annual Meeting of Stockholders of The Hain Food
Group, Inc. (the
"Company") will be held on Tuesday, December 3, 1996 at 11:00 A.M.,
Eastern
Standard Time, at the conference center, located in the lower lobby, 50 Charles
Lindbergh Boulevard, Uniondale, New York, for the following purposes:

     (i)    To elect a Board of Directors to serve until the next
Annual Meeting
            of Stockholders and until their successors are elected and qualified;

     (ii)   To approve the 1996 Directors Stock Option Plan;

     (iii) To ratify the appointment of Ernst & Young LLP as independent auditors for fiscal 1997; and

     (iv) To transact such other business as may properly come before the meeting.

          Your vote is important. If you do not expect to be present at the meeting and wish your stock to be voted, please sign and date the enclosed Proxy and mail it promptly in the enclosed reply envelope addressed to Continental
Stock Transfer & Trust Company, 2 Broadway, New York, New York
10004.

                     SOLICITATION AND REVOCATION OF PROXIES


          Proxies are being solicited on behalf of the Board of Directors of the
Company, and the Company will bear the cost of such solicitation. It is expected that the solicitation of Proxies will be primarily by mail. Proxies may also be solicited by officers and employees of the Company at no additional cost to the
Company, in person or by telephone, telegram or other means of communication.
The Company may reimburse custodians, nominees and fiduciaries holding Common
Stock (as defined below) for their reasonable expenses in sending proxy material to principals and obtaining their Proxy. Any stockholder giving a Proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company or by voting in person at the meeting.

          It is expected that this Notice of Annual Meeting of Stockholders and
Proxy Statement will first be mailed to stockholders on or about
November 4,
1996.

              STOCKHOLDERS ENTITLED TO VOTE AND SHARES OUTSTANDING

          Only stockholders of record at the close of business on October 28,
1996 will be entitled to vote at the Annual Meeting. On that date there were
8,866,899 shares of the Common Stock, par value $.01 per share, of the Company
("Common Stock") outstanding and entitled to be voted at the Annual
Meeting.
Each such share is entitled to one vote. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

                       BENEFICIAL OWNERSHIP OF SECURITIES

          The following table reflects the holdings of the only persons known to the Company to own beneficially 5% or more of Common Stock, and sets forth the amount and percentage of Common Stock to be beneficially owned as of September
30, 1996 by each of the individuals named in the Summary Compensation Table and by all Executive Officers and Directors of the Company as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities
Exchange Act of 1934, as amended, and does not necessarily bear on the economic incidents of ownership or the right to transfer such shares.

                                         Number of
Percentage of
Name and Address                         Shares(5)(6)
Common Stock
----------------                         ------------
------------

Irwin D. Simon(1)                        1,546,482(3)
 16.3%

Jack Kaufman(1)                             60,000
  *

Benjamin Brecher(1)                         87,097
  *

Andrew R. Heyer(2)                       1,321,620(4)
 14.0%

Jerry Fitzgerald(1)                         61,000
  *

Michael Miller(1)                           20,000
  *

Ellen B. Deutsch(1)                         20,000
  *

Beth L. Bronner                             36,667
  *
500 West Madison
Chicago, Illinois  60661

Barry Gordon                                70,000
  *
1415 Kellam Place
Garden City, N.Y.  11530

Steven S. Schwartzreich                     20,000
  *
286 Northern Boulevard
Great Neck, N.Y.  11021

John Gildea                              1,100,000(9)
 12.4%
90 Ferris Hill Road
New Canaan, Connecticut  06840

William P. Carmichael                       15,000
  *
808 S. Garfield Avenue
Hinsdale, Illinois  60521

Argosy-Hain Warrant                        550,000(7)
  5.8%
  Holdings, L.P.(2)

Argosy-Hain Investment                     708,972
  8.0%
  Group, L.P.(2)

Jay R. Bloom(2)                          1,304,666(4)
 13.9%

Dean C. Kehler(2)                        1,321,800(4)
 14.0%

Argosy Investment                        1,258,972
 13.4%
  Corp.(2)(8)

Continental Casualty                       523,432
  5.9%
  Company
CNA Plaza
Chicago, Illinois  60685

The Network Company II                   1,055,556
 11.9%
  Limited(9)
c/o Abacus Asset Management
  Limited
  Lamott Chambers
  St. Helier
  Jersey, Channel Islands

All officers and                         4,357,866
 42.3%
directors as a group
(12 persons)
(3)(5)

-------------------------

*    Indicates less than 1%

(1)  50 Charles Lindbergh Boulevard, Uniondale, New York 11553.

(2)  425 Lexington Avenue, New York, New York 10017.

(3)  Includes 600,000 shares of Common Stock issuable to Irwin D.
Simon under
     the Company's 1993 Executive Stock Option Plan. Also includes a 2.7%
     limited partnership interest in Argosy-Hain Investment Group, L.P.

(4) As the officers and directors of Argosy Investment Corp., which is the general partner of Argosy-Hain Investment Group, L.P. ("AHIG") and
     Argosy-Hain Warrant Holdings, L.P. ("AHWH"), Messrs. Heyer,
Kehler and
     Bloom may be deemed to be the beneficial owners of the 550,000 shares of
     Common Stock owned by AHWH and the 708,972 shares of Common
Stock owned by
     AHIG.

(5) Includes shares issuable upon exercise of options pursuant to the Company's
     1994 Long Term Incentive and Stock Award Plan, as follows:
Irwin D. Simon -
     25,000 shares, Jack Kaufman - 60,000 shares, Benjamin Brecher
- 45,000
     shares, Jerry Fitzgerald - 60,000 shares, Michael Miller -
20,000 shares,
     Ellen B. Deutsch - 20,000 shares and Barry Gordon - 50,000 shares.

(6) Does not include shares granted, subject to stockholder approval, under the
     1996 Directors Stock Option Plan. See "Proposal 2 - Approval of 1996
     Directors Stock Option Plan."

(7)  Consists of warrants to purchase 550,000 shares of Commons
Stock at $3.25
     per share.

(8)  As general partner of AHIG and AHWH, Argosy Investment Corp.
may be deemed
     to be the beneficial owner of the 550,000 shares of Common
Stock owned by
     AHWH and the 708,972 shares of Common Stock owned by AHIG.

(9)  According to a Schedule 13D jointly filed by The Network
Company II Ltd.
     ("Network") and John Gildea, Network and Mr. Gildea have shared dispositive power over the 1,055,556 shares of Common Stock owned by Network.
     Accordingly, Mr. Gildea may be deemed a beneficial owner of such shares.
     The Schedule 13D also states that the directors and executive officers of
     Network are Bjorn Carlson, Peter Bailey, Michael Harsburg and
David Paul
     Boleat.

Executive Compensation

Summary of Cash and Certain Other Compensation

          The following table sets forth the compensation paid by the Company for services rendered during the fiscal year ended June 30, 1996 to or for the accounts of the Chief Executive Officer and the other three most highly compensated officers.


                                                     Summary
Compensation Table

                                                   Annual
Compensation                   Long-Term Compensation

                                Awards


                       Restricted                  Securities
Name and                           Fiscal
       Other Annual      Stock       Underlying     All Other
Principal Position(6)               Year         Salary       Bonus
     Compensation      Awards       Options     Compensation
---------------------               ----         ------       -----
     ------------    ----------    ----------   ------------


Irwin D. Simon....................  1996        $160,000
$52,000      $5,400            --          25,000           --
  President, Chief                  1995        $160,000      --
        $5,400            --              --           --
  Executive Officer                 1994        $107,723(1)   --
            --            --         600,000(2)        --
  and Director

Jack Kaufman(3)...................  1996        $100,000
$30,000      $5,400            --          10,000           --
  Chief Financial                   1995        $100,000      --
        $5,400            --              --           --
  Officer, Treasurer and            1994        $ 26,000      --
        $1,350            --          50,000           --
  Assistant Secretary

Benjamin Brecher(4)...............  1996        $125,000
$37,500      $5,400            --          10,000           --
  Vice President-                   1995        $125,000      --
        $5,400            --          15,000           --
  Operations                        1994        $ 61,781      --
        $1,350            --          20,000           --

Jerry Fitzgerald(5)...............  1996        $100,000
$30,000      $5,400            --          10,000           --
  Vice President-Natural            1995        $100,000      --
        $5,400            --          20,000           --
  Foods Sales                       1994        $ 21,400      --
        $  900            --          30,000           --

 --------------------------------

(1)  Excludes $41,250 accrued to Mr. Simon during year ended June
30, 1994,
     which was paid during the year ended June 30, 1995.

(2) The options granted to Mr. Simon provided that they would become exercisable upon the Company achieving specified levels of net sales or pre-tax income in the fiscal years 1994 to 1996. Upon the acquisition of
     Hain Pure Food Company, Inc. in April 1994, the Board of
Directors further
     reviewed the performance conditions set forth above and determined that the performance conditions had been satisfied and that Mr. Simon's options were fully vested.

(3)  Mr. Kaufman was employed effective March 1, 1994.

(4) Mr. Brecher was employed effective with the acquisition of Kineret Foods
     Corp. on November 13, 1993.

(5) Mr. Fitzgerald was employed effective with the acquisition of Hain Pure
     Food Company, Inc. on April 14, 1994.

(6) Pursuant to the extension of Mr. Simon's employment agreement as outlined below, Mr. Simon's annual base compensation effective July 1, 1996 is
     $200,000.

Employment Agreements

          Irwin D. Simon, President and Chief Executive Officer of the Company, entered into a three year employment agreement with the Company dated May 1,
1993 pursuant to which Mr. Simon was issued options to acquire
600,000 shares of
Common Stock under the Company's 1993 Executive Stock Option Plan
(the "1993
Plan"), all of which options are currently exercisable. In March
1996, Mr.
Simon's employment agreement as President and Chief Executive
Officer of the
Company was extended for a period of three years, commencing July
1, 1996, at an
annual base compensation of $200,000 effective July 1, 1996, with minimum annual increases of $25,000 on each of July 1, 1997 and July 1, 1998.

          The Company has entered into a three year employment agreement with
Benjamin Brecher, expiring on November 19, 1996, at a minimum annual rate of compensation of $100,000. Mr. Brecher's current salary, as determined by the
Board of Directors, is $125,000.

          In addition, each employee is eligible to receive short-term incentive bonus compensation, the amount of which, if any, shall be determined by the
Board of Directors based on the employee's performance and contributions to the
Company's success and on the Company's ability to pay such incentive compensation. Employment agreements provide for termination based on death, disability, voluntary resignation or material failure in performance, and do not provide for severance payments upon termination.

Stock Option Grants and Exercises

          The tables below set forth information with respect to grants of options to, and exercise of options by, the Chief Executive Officer and the three other most highly compensated executive officers of the Company, during the fiscal year ended June 30, 1996.

                        Option Grants in Last Fiscal Year

                          Individual Grants

                                   % of Total
                      Options      Number of
                      Granted to   Securities   Exercise
                      Employees    Underlying   or Base
                      in Fiscal    Options      Price
Expiration
Name                  Year         Granted      ($/Sh)(1)      Date

Irwin Simon            25,000       24.3%        $2.94
January 2006
Jack Kaufman           10,000        9.7%        $2.94
January 2006
Benjamin Brecher       10,000        9.7%        $2.94
January 2006
Jerry Fitzgerald       10,000        9.7%        $2.94
January 2006
--------------------

(1) Options were granted at exercise prices which were not less than the fair market value of the Common Stock at the time of grant.


                 Aggregate Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values


                                            Securities Underlying
       Value of Unexercised
                   Shares                   Unexercised Options
       In-the-Money Options
                   Acquired     Value       Held at June 30, 1996
       at June 30, 1996(1)
Name               on Exercise  Realized    Exercisable
Unexercisable    Exercisable    Unexercisable


Irwin Simon            0        $0          625,000          0
       $89,000             $0
Jack Kaufman           0        $0           60,000          0
       $11,000              0
Benjamin Brecher       0        $0           45,000          0
       $ 7,000              0
Jerry Fitzgerald       0        $0           60,000          0
       $11,000              0

-----------------------

(1) Based on a price of $3.38 per share, the closing bid price for the Common
     Stock on NASDAQ for such date.

1994 Long Term Incentive and Stock Award Plan

          In December 1994, the Company adopted the 1994 Long Term
Incentive and
Stock Award Plan (the "1994 Plan"), which amended and restated the Company's prior stock option plan. The 1994 Plan provides for the granting of incentive stock options to employees, directors and consultants to purchase up to an aggregate of 855,000 shares of the Company's common stock. The 1994 Plan is administered by the Compensation Committee of the Board of Directors. All of the options granted to date under the 1994 Plan have been qualified stock options providing for exercise prices equivalent to the fair market price at date of grant, and expire 10 years after date of grant. At the discretion of the
Compensation Committee, options are exercisable upon grant or over a five year period. Through June 30, 1994, options for an aggregate of 255,000 shares had been granted at a price of $3.25 per share. During 1995, options for an aggregate of 111,500 shares were granted at prices from $3.50 to $5.00 per share and 55,000 options were terminated. During 1996, 103,500 options were granted at prices ranging from $2.94 to $3.25 per share and 15,000 options were terminated.
At June 30, 1996, 400,000 options are outstanding, all of which are currently exercisable, and 455,000 shares are available for grant.

1993 Executive Stock Option Plan

          The Company also has the 1993 Plan pursuant to which it granted Mr.
Irwin D. Simon, its founder and Chief Executive Officer, options to acquire
600,000 shares of the Company's common stock. As a result of the Company achieving certain sales thresholds, all of such shares are currently exercisable. The exercise price of options designed to qualify as incentive options is $3.58 per share and the exercise price of non-qualified options is
$3.25 per share. None of Mr. Simon's options have been exercised. The options expire ten years after date of grant.

1996 Directors Stock Option Plan

          In December 1995, subject to the approval of stockholders
at the
Annual Meeting to be held on December 3, 1996, the Company adopted the 1996
Directors Stock Option Plan (the "Directors Plan"). The Directors
Plan provides
for the granting of stock options to non-employee directors to purchase up to an
aggregate of 300,000 shares of the Company's Common Stock. During
1996,
conditional options for an aggregate of 90,000 shares were granted at a price of
$3.50 per share, subject to shareholder approval. At June 30, 1996,
90,000
options are outstanding, subject to stockholder approval, and 210,000 are available for grant. See "Proposal 2 - Approval of 1996 Directors
Stock Option
Plan."

Compensation Committee Report on Executive Compensation

          Compensation Committee. The Compensation Committee (the "Committee") is responsible for determining the compensation of Company officers other than the salaries of the three most senior officers of the Company which are determined by the Board of Directors based upon the Committee's recommendation.
The Committee also administers the 1994 Plan.

          Effective August 8, 1994, the Board of Directors appointed Mr. Heyer,
Ms. Bronner and Mr. Schwartzreich as the members of the Committee. Decisions and recommendations by the Committee are made on the basis of an assessment of corporate performance and a review of supporting data, including historical compensation data of other companies within the industry. Although actions with respect to various programs are taken at different times, consideration of each is made in the context of the overall compensation package provided by the
Company.

          As of the time of issuing this report the Committee has not evaluated its compensation policies with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Internal
Revenue Code. The Committee believes that compensation to be paid in fiscal 1996 will not exceed one million dollars in non-excluded compensation to any of the named executives.

          Compensation Philosophy. The Company's executive compensation program is designed to provide competitive levels of remuneration and assist the Company in attracting and retaining qualified executives. The Committee is committed to the objectives of linking executive compensation to corporate performance and providing incentives which align the interests of Company executives with the interests of its stockholders. This philosophy underlies executive compensation policies designed to integrate rewards with the attainment of annual and long-term performance goals, reward significant corporate performance and recognize individual initiatives and achievements. It is performance which most significantly influences an individual executive's compensation level. As a result, actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.
The executive compensation program is comprised of salary, annual cash incentives and long-term, stock-based incentives. The following is a discussion of each of the elements of the executive compensation program along with a description of the decisions and actions taken by the Committee with regard to fiscal 1996 compensation:

          Base Salary. Salary ranges for each executive position are established by the Company based on appropriate external comparisons, internal responsibilities and relationships to other corporate positions. Existing base salaries and annual escalations for the named executives were established based on the foregoing factors and in negotiation with each of the executives in connection with their employment by the Company.

          Annual Incentive. The Company may pay annual cash bonuses in any year to reward significant corporate accomplishments and individual initiatives which contributed to the attainment of targeted goals relating to product sales, product margins, return on capital employed, earnings per share and stockholder return. If the Committee determines that corporate results are such that a bonus program is warranted, then each executive's accomplishments are assessed as to their impact on corporate results. Contributions must be above and beyond normal expectations. The Chief Executive Officer meets with the Committee to review corporate results, the individual executive's contributions and his recommendations as to annual incentive payments. The Committee evaluates the
Chief Executive Officer's contributions.

          Long-Term Incentives. The 1994 Plan and the 1993 Plan were approved by stockholders for the purpose of promoting the interests of the Company and its stockholders by (i) attracting and retaining executives and other key employees of outstanding ability; (ii) strengthening the Company's capability to develop, maintain and direct a competent management team; (iii) motivating executives and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; (iv) providing incentive compensation opportunities which are competitive with those of other comparably situated corporations; and (v) enabling such employees to participate in the long-term growth and financial success of the Company.

          The 1994 Plan provides for the grant of options to acquire the
Company's Common Stock. The granting of stock options is normally considered annually except when special events or circumstances warrant otherwise. The options are granted to employees based upon their potential impact on corporate results and on their performance. The specific terms of each grant of options, including the vesting thereof, are recommended by the Compensation Committee to the Board of Directors but are subject to the provisions of the 1993 Plan.
Through June 30, 1994, options for an aggregate of 255,000 shares had been issued at a price of $3.25 per share. During 1995, options for an aggregate of
111,500 shares were granted at prices from $3.50 to $5.00 per share and 55,000 options were terminated. During 1996, 103,500 options were granted at prices ranging from $2.94 to $3.25 per share and

15,000 options were terminated. At June 30, 1996, 400,000 options are outstanding, all of which are currently exercisable, and 455,000 shares are available for grant.

          The Company has also adopted the 1993 Plan pursuant to which, in July
1993, it granted options to purchase an aggregate of 600,000 shares of Common
Stock to the President and Chief Executive Officer of the Company,
Irwin D.
Simon. The options provided that vesting thereof was contingent upon the Company achieving specified levels of net sales or pre-tax income by certain dates.
Following the acquisition by the Company in April 1994 of Hain Pure
Food
Company, Inc., the Board of Directors reviewed the vesting provisions in light of such acquisition, and Mr. Simon's performance in effecting the acquisition, and determined that the options would be treated as fully vested. The exercise price of the options is $3.25 per share.

          Chief Executive Officer Compensation. Irwin D. Simon,
President and
Chief Executive Officer of the Company, entered into a three year employment agreement with the Company dated May 1, 1993 pursuant to which Mr. Simon was issued options to acquire 600,000 shares of Common Stock under the 1993 Plan, all of which options are currently exercisable. In March 1996, Mr. Simon's employment agreement as President and Chief Executive Officer of the Company was extended for a period of three years, commencing July 1, 1996, at an annual base compensation of $200,000 effective July 1, 1996, with minimum annual increases of $25,000 on each of July 1, 1997 and July 1, 1998.


Compensation Committee:             Andrew R. Heyer, Chairman
                                    Beth L. Bronner
                                    Steven S. Schwartzreich

Performance Graph

          The following graph compares the performance of the Company's Common
Stock to the S&P 500 Index and to the Standard & Poor's food group index for the period from January 21, 1994 (the date the Company's Common Stock began trading separately from the units issued in the Company's initial public offering) through June 30, 1996.



                The Hain Food
  Date           Group, Inc.       S&P 500       S&P Food Group


01/22/94            100              100              100

06/30/94            179               94               97

12/31/94            168               97              109

06/30/95            159              115              121

12/31/95            159              130              135

06/30/96            123              141              138


                       PROPOSAL 1 - ELECTION OF DIRECTORS


          Nine Directors are to be elected, each Director to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualifies. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, FOR the election of all of the nominees listed below.

          Following is certain information about the nominees:

Irwin D. Simon, President and Chief Executive Officer, Age 37

          Mr. Simon has been a Director, President and Chief Executive Officer of the Company since its inception and is its founder. From December 1990 through December 1992, Mr. Simon was employed in various marketing capacities with Slim-Fast Foods Company ("Slim Fast"), a national distributor of meal replacement and weight loss food supplements with annual revenues in excess of
$500 million. His duties initially involved marketing and business development for the frozen and dairy divisions of Slim Fast, which included establishing and implementing marketing strategies and establishing a distribution system throughout the United States. In March 1992, Mr. Simon became Vice President of
Marketing for Slim Fast. From 1986 through 1990, Mr. Simon was associated with
The Haagen-Dazs Company, a division of Grand Metropolitan, plc. Haagen-Dazs is a manufacturer and distributor of premium ice cream and related products. Mr.
Simon held a number of sales and marketing positions, including

Eastern Regional Director of Haagen-Dazs Shops, the entity managing a majority of the total franchisee system and all company-owned retail shops.

Andrew R. Heyer(1), Chairman of the Board, Age 38

          Since August 1995, Mr. Heyer has been a Managing Director of CIBC Wood
Gundy Securities Corp., an affiliate of the Canadian Imperial Bank of Commerce and the successor to the Argosy Group, L.P. From February 1990 until August
1995, Mr. Heyer was a Managing Director of the Argosy Group, L.P., an investment banking firm that specialized in merger, acquisition, divestiture, financing, refinancing and restructuring transactions. From 1984 to 1990, Mr. Heyer held various positions with Drexel Burnham Lambert Incorporated, including co-head of
Merchant Banking, Head of Industrial Branch and Managing Director of the
Corporate Finance Department. Mr. Heyer has been a Director since
November 1993.

Beth L. Bronner(1)(2), Secretary of the Company, Age 45

          Ms. Bronner joined Citibank, N.A. in September 1996 as Vice President and Director of Marketing for the United States and Europe. From July 1994 to
August 1996, Ms. Bronner was Vice President - Emerging Markets of
American
Telephone & Telegraph Company Consumer Communication Services business. Ms.
Bronner was President of the Professional Products Division of
Revlon, Inc. from
May 1993 until June 1994. From February 1992 to May 1993 she was
Executive Vice
President of the Beauty Care and Professional Products Division of
Revlon, Inc.
From October 1990 to February 1992, Ms. Bronner was President of the Frozen
Dessert/Refrigerated Divisions of Slim-Fast Foods Company. Prior to joining Slim
Fast, she was Senior Vice President of The Haagen-Dazs Company and
General
Manager for the Haagen-Dazs Shops Division. Ms. Bronner also serves as a director of Fortis, Inc. and Ulta, Inc. Ms. Bronner has been a Director since
November 1993.

Barry Gordon(2), Age 51

          Since 1980, Mr. Gordon has been President and a director of American
Fund Advisors, Inc., a money management firm, and was elected
Chairman of the
Board thereof in 1987. In addition, Mr. Gordon is President of The
John Hancock
Global Technology Fund (a mutual fund specializing in telecommunications and technology securities) and a director of Winfield Capital Corporation, a publicly traded small business investment company. Mr. Gordon has been a
Director since November 1993.

Steven S. Schwartzreich(1), Age 48

          Since 1973, Mr. Schwartzreich has been Vice President and a director of Nassau Suffolk Frozen Food Co., Inc., a distributor of frozen food, ice cream and bakery products to retail stores. He is currently the Chairman and President of the Hunts Point Cooperative Market located in New York City. Mr. Schwartzreich has been a Director since November 1993.

John Gildea, Age 53

          Mr. Gildea has been President and sole director of Gildea
Investment
Co. since 1983, Managing Director of The Network Company II
Limited, a General
Partner of Gildea Management Company, L.P. since 1990 and from 1986 to 1990 was a Senior Vice President of Donaldson, Lufkin & Jenrette. Mr. Gildea is also a director of UNC, Inc., FAC Realty Trust, Barry's Jewelers, Inc. and America
Service Group, Inc. Mr. Gildea has been a Director since December
1994.

William P. Carmichael(2), Age 51

          Mr. Carmichael is a certified public accountant and member of the
Illinois State Bar. He was Senior Vice President & Chief Accounting
Officer of
Sara Lee Corporation from 1991 until his retirement in 1993. From
1988 to 1990
he was Senior Vice President & Chief Financial Officer of the
Beatrice Company.
Mr. Carmichael is a director of several other companies, including
Health O
Meter Products, Inc., Cobra Electronics Corporation and The Golden
Rule
Insurance Company. Mr. Carmichael has been a director since
December 1995.

William J. Fox, Age 40

          Mr. Fox has been Executive Vice President and Chief Financial Officer of Revlon, Inc. and Revlon Consumer Products Corporation since their respective formations in 1992 and was elected as a Director in November 1995 and September
1994, respectively. He has been Executive Vice President and Chief
Financial
Officer of Revlon Holdings Inc. since November 1991 and a Vice
President since
1987. He has been Senior Vice President of MacAndrews & Forbes
Holdings Inc.
("MacAndrews") since August 1990 and was Treasurer from February
1987 to
September 1992. From April 1983 to February 1987, he held various positions at
MacAndrews or its affiliates. Prior to April 1983, Mr. Fox was a certified public accountant at the international auditing form of Coopers & Lybrand. Mr.
Fox is nominated as a Director for the first time.

Jack Futterman, Age 63

          Mr. Futterman retired as Chairman and Chief Executive
Officer of the
Pathmark Supermarket chain in March 1996. He joined Pathmark in
1973 as Vice
President of its drugstore and general merchandise divisions and occupied a number of positions before becoming Chairman and Chief Executive Officer. Mr.
Futterman is a registered pharmacist and former Chairman of the National
Association of Chain Drugstores. He is a Director of Del Labs, Inc., as well as several not-for-profit organizations. Mr. Futterman is nominated as a Director for the first time.

-----------------------

(1)      Compensation Committee member.

(2)      Audit Committee member.


Directors' Compensation, Committees and Meeting Attendance

          During the last fiscal year, the Board of Directors held six meetings.

          During the last fiscal year, the Company did not pay any direct compensation to Directors, other than reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. On
December 5, 1995, each non-employee director was granted, subject to stockholder approval, options to purchase 15,000 shares of Common Stock at an exercise price of $3.50 per share pursuant to the Directors Plan. See "Proposal 2
- Approval of
1996 Directors Stock Option Plan."

          The Board has two standing committees: the Compensation Committee and the Audit Committee. The Compensation Committee administers the 1994 Plan and the 1993 Plan, determines the compensation policies for Company Officers, and recommends to the entire Board of Directors the salaries of the three most senior Officers of the Company. During fiscal 1996, the Compensation Committee held one meeting.

          During fiscal 1996, the Company's Audit Committee held one meeting.
The principal functions of the Audit Committee are: to receive reports prepared by the Company's finance department; to recommend the selection, retention or termination of independent auditors; to review arrangements and proposals for the overall scope of the annual audit with management and the independent auditors; and to discuss matters of concern to the Audit Committee with the independent auditors and management relating to the annual financial statements and results of the audit.

          During fiscal 1996, each of the incumbent Directors attended at least
75% of the aggregate of the meetings of the Board of Directors and committees on which they served.


            PROPOSAL 2 - APPROVAL OF 1996 DIRECTORS STOCK OPTION
PLAN

Background

          The Directors Plan is designed to advance the interests of the Company by providing additional incentive to attract and retain non-employee directors through the encouragement of stock ownership in the Company by such persons.

          The Board of Directors adopted the Directors Plan on
December 5, 1995,
subject to stockholder approval.

          The full text of the Directors Plan is set forth in Appendix A to this
Proxy Statement. The essential features of the Directors Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the Directors Plan.

Description of the Directors Plan

          There are reserved for issuance under the Directors Plan an aggregate of up to 300,000 shares of Common Stock. The shares of Common Stock issuable over the term of the Directors Plan may be available from authorized and unissued Common Stock and treasury stock (including shares acquired in the open market or other transactions).

          Each option granted under the Directors Plan will be immediately exercisable and shall expire ten (10) years from its date of grant. The exercise price of each option shall be the fair market value (as determined under the
Directors Plan) of the shares of Common Stock underlying such option on its grant date.

          The Directors Plan will continue in effect until all options granted thereunder have expired or terminated or upon earlier termination as provided for in the Directors Plan. No options will be granted after five
(5) years from
the date of adoption of the Directors Plan by the Board of Directors.

Eligibility for Participation

          Directors who are not full time or part-time employees of the Company will be eligible for participation under the Directors Plan (each, an "Eligible
Director" and, together, the "Eligible Directors"). At the date of this Proxy
Statement, six directors of the Company are Eligible Directors, and two additional Eligible Directors are nominated for election on December 3, 1996.

Grants of Options

          Each Eligible Director will be granted options to purchase 15,000
Shares of Common Stock on the date such Eligible Director is first elected as a member of the Board of Directors, or, in the case of persons who were Eligible
Directors upon the date of adoption of the Plan, on such date of adoption. In addition, each Eligible Director shall automatically receive an annual grant of options to purchase 7,500 shares of Common Stock on the date of each annual stockholder meeting subsequent to his election as director.

          Subject to approval of the Directors Plan by the stockholders, stock options have conditionally been granted in the following amounts to the Eligible
Directors:


                           New Directors Plan Benefits
-----------------------------------------------------------------
--------------
Name                                                 Number of
                                                   Options (#) (1)
-----------------------------------------------------------------
--------------
Beth L. Bronner                                         15,000
William Carmichael                                      15,000
John Gildea                                             15,000
Barry Gordon                                            15,000
Andrew R. Heyer                                         15,000
Steven S. Schwartzreich                                 15,000
All Eligible Directors, as a group                      90,000


(1) The number of shares of Common Stock subject to stock options heretofore granted under the Directors Plan are set forth herein.
         Options granted under the Directors Plan were granted at the closing sales price of the Company's Common Stock ($3.50) on the date of grant
         (December 5, 1995).


Administration

          The Directors Plan is designed to operate automatically and not require administration. However, to the extent that administration is necessary, the Directors Plan shall be administered by those members of the Board of
Directors who are not eligible to participate in the Directors Plan
(the "Plan
Committee"). Since it is intended that the Directors Plan provide for grants of options to non-employee directors of the Company, this function will be limited to matters of administrative oversight. The Plan Committee will have no discretion with respect to the selection of Eligible Director optionees, the determination of the exercise price of options, the timing of such grants or number of shares of Common Stock covered by the options. Decisions and determinations of the Plan Committee shall be final and binding on all persons having an interest in the Directors Plan.

Amendment and Termination

          The Board of Directors may, from time to time, amend the Directors
Plan; provided, however, that, except to the extent provided therein, no such amendment may (i) without approval by the Company's stockholders, increase the number of shares of Common Stock reserved for options or change the class of persons eligible to receive options, or involve any other change or modification requiring stockholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of options that expire beyond the maximum ten (10) year period described therein, or (iii) extend the termination date of the Directors Plan as set forth therein;
provided, further, that, except to the extent specifically provided otherwise therein, no amendment or suspension of the Directors Plan issued thereunder shall substantially impair any option previously granted to any optionee without the consent of such optionee, except such amendment made to cause the Directors
Plan to qualify for the exemption provided by Rule 16b-3.

          The Board of Directors, without further approval of the Company's stockholders, may at any time terminate or suspend the Directors Plan. Any such termination or suspension of the Directors Plan shall not affect options already granted and such options shall remain in full force and effect as if the
Directors Plan had not been terminated or suspended. No options may be granted while the Directors Plan is suspended or after it is terminated. The rights and obligations under any option granted to any optionee while the Directors Plan is in effect shall not be altered or impaired by the suspension or termination of the Directors Plan without the consent of such optionee.

Adjustments

          In the event of any recapitalization, reclassification, split-up or consolidation of shares of Common Stock, separation (including a spin-off), dividend on shares of Common Stock payable in capital stock, or other similar change in capitalization of the Company or a merger or consolidation of the
Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of options, including options then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to options under the Directors Plan, including options then outstanding, and in the number of shares of Common Stock with respect to which options may be granted
(in the aggregate and to individual participants) as the Committee deems equitable with a view toward maintaining the proportionate interest of the directors and preserving the value of the options.

          No fractional shares of Common Stock shall be issued. In lieu thereof, the cash value of such fraction shall be paid.

          Without limiting the generality of the foregoing, the existence of outstanding options granted under the Directors Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares of Common
Stock subject to outstanding options; (iv) the dissolution or liquidation of the
Company; (v) the sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Federal Income Tax Consequences

          The following discussion summarizes the principal federal income tax consequences of the Directors Plan. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the
Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof as in effect on the date hereof.

          Upon exercise of an option granted under the Directors Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received over the exercise price of such shares.
That amount increases the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the shares of Common Stock, the optionee will incur short-term or long-term capital gain or loss depending upon his holding period for the shares of Common Stock and upon the shares of Common Stock's subsequent appreciation or depreciation in value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

Recommendation

          At the annual meeting, the Company's stockholders will be asked to approve the adoption of the Directors Plan. The Board of Directors believes that approval of the Directors Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR approval. Approval of the amendments requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented in person or by proxy at the annual meeting and entitled to vote.


       PROPOSAL 3 - RATIFICATION OF THE SELECTION OF INDEPENDENT
AUDITORS

          It is the practice of the Board of Directors of the Company to designate the accounting firm that will serve as independent auditors for the
Company. The Audit Committee has recommended that Ernst & Young LLP be selected to audit the Company's financial statements for the fiscal year ending June 30,
1997 and the Board of Directors of the Company has approved the selection of
Ernst & Young LLP. Ernst & Young LLP audited the Company's financial statements for the fiscal years ended June 30, 1996, 1995 and 1994. Unless a contrary vote is indicated, the Proxies solicited hereby will be voted FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1997.

          The Audit Committee reviews and approves the audit and non-audit services to be provided by the Company's independent auditors during the year, considers the effect that performing those services might have on audit independence, and approves management's engagement of the Company's independent auditors to perform those services.

          Ernst & Young LLP expects to have a representative at the 1996 Annual
Meeting of Stockholders who will have the opportunity to make a statement and will be available to respond to appropriate questions.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's Executive Officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission
("SEC"). Such Officers, Directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the
Company and written representations from the Company's Executive
Officers and
Directors, all persons subject to the reporting requirements of
Section 16(a)
filed the required reports on a timely basis.

                                  OTHER MATTERS

          Management does not know of any other matters that will come before the meeting, but should any other matters requiring a vote of stockholders arise, including any question as to an adjournment of the meeting, the persons named on the enclosed Proxy will vote thereon according to their best judgment in the interests of the

Company. All shares represented by valid Proxies, unless otherwise specified, will be voted in the election of Directors for the nominees named above;
provided, however, that in the event any of such nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as Proxies will vote FOR the election of the other persons in their place.

                              STOCKHOLDER PROPOSALS

          The Company will not consider including a stockholder's proposal for action at its 1997 Annual Meeting of Stockholders in the proxy material to be mailed to its stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than July 11, 1997.

                  By order of the Board of Directors,


                  BETH L. BRONNER
                  Corporate Secretary


Dated:  November 4, 1996


Your vote is important. Stockholders who do not expect to be present at the
Annual Meeting and who wish to have their stock voted are requested to sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

 APPENDIX A


                            THE HAIN FOOD GROUP, INC.

                        1996 DIRECTORS STOCK OPTION PLAN


1. Purpose. The purpose of this Plan is to advance the interests of The Hain
Food Group, Inc., a Delaware corporation, by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

          (b) "Board" shall mean the Company's Board of Directors.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall have the meaning provided in
Section 12.

          (e) "Common Stock" shall mean the Common Stock, par value
$.01 per
share, of the Company.

          (f) "Company" shall refer to The Hain Food Group, Inc., a Delaware corporation.

          (g) "Director" shall mean a member of the Board.

          (h) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company or a
Subsidiary.

          (i) "Fair Market Value" of a share of Common Stock on any day means:
(i) if the principal market for the Common Stock is national securities exchange or the NASDAQ National Market System, the closing sales price of the Common
Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or
(ii) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System, and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such system, or (iii) if the principal market for the
Common Stock is not a national securities exchange or the NASDAQ
National Market
System, and the Common Stock is not quoted on the National
Association of
Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the
National Quotation Bureau, Inc.

          (j) "Initial Grant Date" means the date on which a person is first elected as a member of the Board, or, in the case of persons who were members of the Board as of the date of the adoption of this Plan.

          (k) "Option" shall mean any stock option granted under this Plan.

          (l) "Option Agreement" means the agreement between the Company and the
Optionee to evidence the grant of an Option.

          (m) "Optionee" shall mean a person to whom a stock option is granted under this plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (n) "Plan" shall mean this Directors Stock Option Plan for the
Company.

          (o) "Share(s)" shall mean a share or shares of the Common
Stock.

          (p) "Subsidiary" means (i) any corporation of which the securities have a majority of the ordinary voting power in electing the Board (other than as a result of a default) are owned, at the time as of which any determination is being made, by the Company either directly or through one or more
Subsidiaries, (ii) a partnership in which the Company or a Subsidiary of the
Company is, at the time as of which any determination is being made, a general partner or (iii) any other Person (other than a corporation or a partnership) in which the Company either directly or through one or more Subsidiaries, at the time as of which any determination is being made, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

3. Shares and Options. Subject to Section 9 of this Plan, there shall be reserved for issuance pursuant to the Plan an aggregate of up to 300,000 Shares from authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or other transactions. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any
Shares, such Shares shall be available for future grants under the Plan.

4. Grants of Options.

          (a) On the Initial Grant Date, each Eligible Director shall automatically be granted an Option to purchase 15,000 Shares.

          (b) Each Eligible Director shall automatically receive an annual grant of an Option to purchase 7,500 Shares on each Annual Meeting Date subsequent to his election as a director of the Company.

          (c) Upon the grant of each Option, the Company and the Eligible
Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine.

5. Exercise Price. The exercise price per Share of any Option shall be the Fair
Market Value of the Shares underlying such Option on the date such Option is granted.

6. Exercise of Options. An option shall be deemed exercised when
(i) the Company
has received written notice of such exercise in accordance with the terms of the
Option, (ii) full payment has been made of the aggregate exercise price of the
Shares as to which the Option is exercised, and (iii) arrangements for the
Optionee's payment to the Company of the amount, if any, that is necessary for the Company to withhold in accordance with applicable tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with
Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair
Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless or until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan.

7. Exercise Schedule for Options. Each Option granted hereunder shall be immediately exercisable. The expiration date of an Option shall be ten (10)
years from the date of grant of the Option.

8. Termination of Option Period. The unexercised portion of any Option shall automatically and without notice terminate and become null and void prior to the expiration date specified in Section 7 hereof at the time of the earliest to occur of the following:

         (i) three (3) months after the date on which the Optionee ceases to be a Director for any reason other than by reason of (A) Cause which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (x) fraud or intentional misrepresentation, or (y) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any
Subsidiary, or (B) death;

          (ii) immediately upon the removal of the Optionee as a Director for
Cause;

          (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee.

9. Adjustment of Shares.

          (a) In the event of any recapitalization, reclassification, split-up or consolidation of Shares of Common Stock, separation (including a spin-off), dividend on Shares of Common Stock payable in capital stock, or other similar change in capitalization of the Company or a merger or consolidation of the
Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of Options, including Options then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to
Options under the Plan, including Options then outstanding, and in the number of
Shares of Common Stock with respect to which Options may be granted (in the aggregate and to individual participants) as the Committee deems equitable with a view toward maintaining the proportionate interest of the Directors and preserving the value of the Options.

          (b) No fractional Shares of Common Stock shall be issued. In lieu thereof, the cash value of such fraction shall be paid.

          (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the
Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding
Options; (iv) the dissolution or liquidation of the Company; (v) the sale, transfer or assignment of all or any part of the assets or business of the
Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10. Transferability of Options. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the
Optionee's lifetime only by the Optionee.

11. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Options, the Committee may require such agreement or undertakings; if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share
Certificates.

12. Administration of the Plan. The Plan is designed to operate automatically and not require administration. However, to the extent that administration is necessary, the Plan shall be administered by those members of the Board who are not eligible to participate in the Plan (the "Committee"). Since it is intended that this Plan provide for grants of options to non-employee directors of this
Company, this function will be limited to matters of administrative oversight.
The Committee will have no discretion with respect to the selection of Eligible
Director optionees, the determination of the exercise price of Options, the timing of such grants or number of Shares covered by the Options. Decisions and determinations of the Committee shall be final and binding on all persons having an interest in the Plan.

13. Interpretation. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determination and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of
Delaware. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of the Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

14. Term of Plan, Amendment and Termination of the Plan.

          (a) This Plan shall become effective upon its adoption of the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto.
No Option shall be granted after five (5) years from the date of the Board's adoption of the Plan.

          (b) The Plan shall be adopted by the Board and shall be presented to the Company shareholders for their approval by vote of a majority of such shareholders present or represented at a meeting duly held, such approval to be given within 12 months after the date of the Board's adoption. Options may be granted prior to shareholder approval of the Plan, but such Options shall be contingent upon such approval being obtained and may not be exercised prior to such approval.

          (c) The Board may from time to time amend the Plan; provided, however, that, except to the extent provided in Section 9, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive options, or involve any other change or modification requiring shareholder approval under
Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of Options that expire beyond the maximum ten (10) year period described in Section 7, or (iii) extend the termination date of the Plan as set forth in Section 14(a); and, provided, further, that, except to the extent specifically provided otherwise in Section 8, no amendment or suspension of the
Plan issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee, except such amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

          (d) Notwithstanding anything else contained herein, the provisions of this Plan that govern the designation of the class of non-employee directors eligible to receive Options under the Plan, the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstance an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six (6) months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, or to the Employee
Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

          (e) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan without the consent of such Optionee.

15. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                [FORM OF PROXY]

                            THE HAIN FOOD GROUP, INC.


          This Proxy is Solicited on Behalf of the Board of Directors of The
Hain Food Group, Inc. The undersigned hereby appoints Andrew R.
Heyer, Irwin D.
Simon and Jack Kaufman, or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of
Stockholders of The Hain Food Group, Inc. on December 3, 1996, and any adjournments thereof, upon all matters as may properly come before the meeting.
Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein. If no instruction is given the shares will be voted "FOR" items 1 through 3 below, each of said items being more fully described in the Notice of such meeting and the accompanying Proxy Statement, receipt of which are hereby acknowledged.

          The Board of Directors Recommends You Vote "FOR" Each of the Items
Below

1.   Election of Directors

     FOR all nominees listed below [  ]         WITHHOLD AUTHORITY
[  ]
     (except as marked to the contrary          to vote for all
nominees
     below)                                     listed below

     (Instructions: to withhold authority to vote for individual nominees, strike a line through the nominees name listed below.)

              Andrew R. Heyer, Irwin D. Simon, Beth L. Bronner,
Barry Gordon,
              Steven S. Schwartzreich, John Gildea, William P.
Carmichael,
              William J. Fox, Jack Futterman

2.   To approve the 1996 Directors Stock Option Plan.

     For [  ]                Against [  ]                Abstain [
]


3. To ratify the appointment of Ernst & Young, LLP, to act as independent auditors of the Company for the fiscal year ending June 30, 1997.

     For [  ]                Against [  ]                Abstain [
]

                      Please Complete All Information Below


                             Signature:

-------------------------------------
                             Signature:

-------------------------------------

                             Dated:
  , 1996

----------------------------------

                                   Please sign exactly as names
appear
                                   hereon, indicating official
                                   position or representative
                                   capacity, if any. If shares are
                                   held jointly, both owners should
                                   sign.